UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05549

Reynolds Funds, Inc.
(Exact name of registrant as specified in charter)

c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Frederick L. Reynolds
Reynolds Capital Management, LLC
7652 Las Vegas Boulevard S.  #1
Las Vegas, Nevada 89123
(Name and address of agent for service)

1-800-773-9665
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2019

Date of reporting period:  September 30, 2019

Item 1. Reports to Stockholders.

ANNUAL REPORT
September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.reynoldsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-773-9665 or by sending an email request to freynolds@reynoldsfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-773-9665 or send an email request to freynolds@reynoldsfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

A No-Load Mutual Fund

1-800-773-9665
www.reynoldsfunds.com

SHAREHOLDER LETTER
(Unaudited)

November 25, 2019
Dear Fellow Shareholders:

Reynolds Blue Chip Growth Fund’s 31st Anniversary
The Reynolds Blue Chip Growth Fund (the “Fund” or “Blue Chip Fund”) celebrated its 31st anniversary this past summer. It began operations on August 12, 1988.

Performance Highlights (September 30, 2019)(1)
The annualized average total returns of the Blue Chip Fund and S&P 500® Index for the 1-year, 5-year, and 10-year periods through September 30, 2019 were:

	Average Annual Total Returns
	1 Year	5 Year	10 Year
Reynolds Blue Chip Growth Fund	-8.58%	6.42%	10.08%
S&P 500® Index(2)	4.25%	10.84%	13.24%

The Reynolds Blue Chip Growth Fund appreciated 14.81% and the S&P 500® Index appreciated 20.55% in the nine months ended September 30, 2019.

(1)
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by visiting www.reynoldsfunds.com or by calling 1-800-773-9665.

(2)
The S&P 500® Index (“S&P”) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. It is not possible to invest directly in an index.

____________

As stated in the Prospectus dated January 31, 2019 the expense ratio of the Fund is 1.96%.
____________
Web Site
Our website is www.reynoldsfunds.com. At our website, you can access current information about your investment holdings. You must first request a personal identification number (PIN) by calling our shareholder service representatives at 1-800-773-9665. You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Blue Chip Fund net asset value. Additional information available (PIN not needed) includes quarterly updates of the returns of the Blue Chip Fund, top ten holdings, industry percentages, and news articles regarding the Fund. Detailed statistics and graphs of past performances from Morningstar are also available via a link on the Fund’s website.

Investment Strategy
We believe that many stocks are currently selling at attractive valuations based on historical valuation measures. One of these valuation measures is a company’s price earnings ratio (the “PE ratio”) relative to inflation, interest rates and the economic outlook. Another valuation measure is a company’s PE ratio relative to its forecasted earnings growth rate (the “PEG ratio”). Many stocks of high quality companies are currently selling at PE ratios and PEG ratios below their average historical ranges relative to inflation, interest rates and the economic outlook.

The U.S. Economy
The U.S. economic recovery that started in mid-2009 has continued in 2019. The economic recovery has been affected by a number of factors that are continuing to affect the pace and composition of growth. The U.S. economy in 2019 has been positively affected by lower taxes and good consumer confidence. Unemployment was 3.9% in 2018, 4.4% in 2017, 4.9% in 2016, and 5.3% in 2015. Currently, unemployment is 3.6%. Unemployment is estimated to average 3.7% in 2019 and 3.6% in 2020. U.S. Gross Domestic Product (GDP) increased 2.9% in 2018, 2.2% in 2017, 1.5% in 2016, and 2.9% in 2015. GDP increased at an inflation-adjusted annual rate of 1.9% in the quarter ended September 30, 2019 and is estimated to increase 1.2% in the quarter ended December 31, 2019. GDP is forecasted to increase 2.3% for the year ended December 31, 2019 and to increase 1.8% for the year ended December 31, 2020.

U.S. inflation numbers have been helped in the last few years by global competition and technology improvements which have lowered production costs. Inflation, as measured by the Consumer Price Index, increased 2.4% in 2018, 2.1% in 2017, 1.3% in 2016, and 0.1% in 2015.  U.S. inflation increased 1.8% in the quarter ended September 30, 2019 and is estimated to increase 1.8% in the quarter ended December 31, 2019. Inflation is estimated to increase 1.7% for the year ended December 31, 2019 and to increase 2.2% for the year ended December 31, 2020.

We believe there are some current and potential economic and investment negatives at the present time: (1) near term global economic growth has slowed and may continue to be somewhat softer than expected; (2) tariffs could increase inflation and are slowing economic growth; (3) the manufacturing sector has been weak; (4) there is a widening disparity between higher and lower income levels; (5) business investment including equipment spending is weak; (6) China’s and the Eurozone’s growth continues to slow; (7) Great Britain leaving the European Union (“Brexit”) continues to cause uncertainty; and (8) problems with the Middle East and North Korea.

We believe some current and potential U.S. economic and investment positives are: (1) monetary policy is supportive of growth; (2) the U.S. economy has grown in the last forty quarters and growth should continue in 2019 and 2020; (3) the rise in residential property values has added to net worth and households have strengthened their balance sheets; (4) the labor market continues tight and unemployment is forecasted to be 3.7% in 2019 and 3.6% in 2020 which is a 50 year low; (5) consumer confidence and spending are positive; (6) the drop in mortgage rates is helping the housing market; (7) single-family housing starts rose for the fourth consecutive month and housing should contribute to GDP growth in the third quarter for the first time in six quarters; (8) businesses have been able to use the credit markets to strengthen their balance sheets; (9) the regulatory environment for business has improved; (10) many companies are repurchasing their shares; (11) lower taxes are helping; (12) current valuations of many stocks are reasonable taking into consideration inflation, interest rates and the economy; and (13) the U.S. economy currently has better fundamentals than the economies of most other industrialized countries.

The World Economy
The global economic recovery that started in mid-2009 has continued in 2019. The world economy is forecasted to increase 3.0% in 2019 and 3.0% in 2020 after increasing 3.6% in 2018, 3.8% in 2017, 2.7% in 2016, and 2.8% in 2015.

The Eurozone’s GDP is forecasted to increase 1.1% in 2019 and to increase 1.0% in 2020, after increasing 1.9% in 2018, 2.5% in 2017, 1.7% in 2016, and 1.5% in 2015. The United Kingdom’s GDP is forecasted to increase 1.3% in 2019 and to increase 1.1% in 2020 after increasing 1.4% in 2018, 1.8% in 2017, 1.8% in 2016, and 2.3% in 2015.

Among larger industrialized economies, Canada’s GDP is forecasted to increase 1.6% in 2019 and to increase 1.7% in 2020 after increasing 1.9% in 2018, 3.0% in 2017, 1.4% in 2016, and 1.9% in 2015. Japan’s GDP is forecasted to increase 1.0% in 2019 and to increase 0.4% in 2020 after increasing 0.8% in 2018, 1.7% in 2017, 1.0% in 2016, and 1.5% in 2015.

China and India currently have the strongest growth among “developing economies.” They currently are the world’s fastest growing major economies. China’s population is approximately 18.5% of the world’s total population of approximately 7.7 billion. In 2010, China overtook Japan and became the world’s second largest economy after the U.S. Many economists believe that China has a particularly good long-term outlook. Near term, however, there have been cross currents in China’s economic outlook and growth has been slowing, although economic growth is at a high rate. China’s GDP is forecasted to increase 6.1% in 2019 and to increase 5.8% in 2020, after increasing 6.6% in 2018, 6.9% in 2017, 6.7% in 2016, and 6.9% in 2015.

India’s population is approximately 17.7% of the world’s population.  India’s GDP is forecasted to increase 5.5% in 2019 and 6.6% in 2020 after increasing 7.4% in 2018, 7.1% in 2017, 7.9% in 2016, and 7.2% in 2015.

Mexico’s GDP is forecasted to increase 0.2% in 2019 after increasing 2.0% in 2018. Mexico’s GDP is forecasted to increase 1.1% in 2020.

Opportunistic Investing in Companies of Various Sizes and Diversified Among Various Industries
The Blue Chip Fund usually invests in companies of various sizes as classified by their market capitalizations. A company’s market capitalization is calculated by taking the number of shares the company has outstanding multiplied by its current market price. Other considerations in selecting companies for the Fund include revenue growth rates, product innovations, financial strength, management’s knowledge and experience, plus the overall economic and geopolitical environments and interest rates. The Fund’s investments are diversified among various industries.

The long-term strategy of the Blue Chip Fund is to emphasize investment in worldwide “Blue Chip” growth companies. These companies are defined as companies with a minimum market capitalization of U.S. $1 billion. In the long-term, these companies build value as their earnings grow. This growth in value should ultimately be recognized in higher stock prices for these companies.

Sector Breakdown(1)(2)(3) as of September 30, 2019

(1)
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

(2)
For presentation purposes within the Fund’s shareholder letter, the Fund has grouped the industry categories by sector.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications for financial reporting within its Schedule of Investments.

(3)	Percentages are based on net assets. Sum of sectors shown is greater than 100% due to other assets and liabilities, net of (0.5)%.

Low Long-Term Interest Rates are a Positive for Stock Valuations
Long-term U.S. interest rates are at lower than normal levels relative to inflation and the economy. Low long-term interest rates usually result in higher stock valuations for many reasons including:

(1)	Long-term borrowing costs of corporations are lower resulting in higher business confidence and profits.

(2)	Long-term borrowing costs of individuals are lower which increases consumer confidence and spending.

(3)	A company’s stock is usually valued by placing a present value on that company’s future stream of earnings and dividends. The present value is higher when interest and inflation rates are low.

Linked Money Market Fund
The First American Treasury Obligations Fund is a money market fund offered by an affiliate of our transfer agent, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The First American Treasury Obligations Fund is offered as a money market alternative to our shareholders. The First American Treasury Obligations Fund offers many free shareholder conveniences including automatic investment and withdrawal plans and check writing access to your funds and is linked to your holdings in the Blue Chip Fund. The First American Treasury Obligations Fund is also included on your quarterly statements. Information about the Blue Chip Fund and the First American Treasury Obligations Fund are available on our website – www.reynoldsfunds.com.

For automatic current daily net asset values: Call 1-800-773-9665 (1-800-7REYNOLDS) twenty-four hours a day, seven days a week and press “any key” then “1”. The updated current net asset value for the Blue Chip Fund is usually available each business day after 5 P.M. (PST).

For the Blue Chip Fund shareholders to automatically access their current account information: Call 1-800-773-9665 (twenty-four hours a day, seven days a week), press “any key” then “2” and enter your 16 digit account number which appears at the top right of your statement.

To speak to a Fund representative regarding the current daily net asset value, current account information and any other questions: Call 1-800-773-9665 and press “0” from 6 A.M. to 5 P.M. (PST).

Shareholder statement frequency: Consolidated statements summarizing the Blue Chip Fund and First American Treasury Obligations Fund accounts held by a shareholder are sent quarterly. In addition, individual Blue Chip Fund statements are sent whenever a transaction occurs. These transactions are: (1) statements sent for the Blue Chip Fund or First American Treasury Obligations Fund when a shareholder purchases or redeems shares; (2) Blue Chip Fund statements sent if, and when, any ordinary income or capital gains are distributed.

Tax reporting: Individual 1099 forms, which summarize any dividend income and any long- or short-term capital gains, are sent annually to shareholders each January. The percentage of income earned from various government securities, if any, for the Blue Chip Fund and the First American Treasury Obligations Fund are also reported in January.

Minimum investment: $1,000 for regular and retirement accounts ($100 for additional investments for all accounts – except for the Automatic Investment Plan, which is $50 for regular and retirement plan accounts).

Retirement plans: All types are offered including Traditional IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA Plan, and SEP IRA.

Automatic Investment Plan: There is no charge to automatically debit your checking account to invest in the Blue Chip Fund or the First American Treasury Obligations Fund ($50 minimum for either of these Funds) at periodic intervals to make automatic purchases in either of these Funds. This is useful for dollar cost averaging for the Blue Chip Fund.

Systematic Withdrawal Plan: For shareholders with a $10,000 minimum starting balance, there is no charge to automatically redeem shares ($100 minimum) in the Blue Chip Fund or the First American Treasury Obligations Fund as often as monthly and send a check to you or transfer funds to your bank account.

Free Check Writing: Free check writing ($100 minimum) is offered for accounts invested in the First American Treasury Obligations Fund.

Exchanges or regular redemptions between the Blue Chip Fund and the First American Treasury Obligations Fund: As often as desired – no charge.

NASDAQ symbols: Reynolds Blue Chip Growth Fund – RBCGX and First American Treasury Obligations Fund – FATXX.

Portfolio Manager: Frederick Reynolds is the portfolio manager of the Blue Chip Fund. He has been the portfolio manager of the Fund since its inception in 1988.

The Blue Chip Fund and the First American Treasury Obligations Fund are No-Load: No front-end sales commissions or deferred sales charges (“loads”) are charged. Some mutual funds impose these marketing charges that are ultimately paid by the shareholder. These marketing charges are either: (1) a front-end fee or “load” in which up to 5% of a shareholder’s assets are deducted from the original investment (some funds even charge a fee when a shareholder reinvests capital gains or dividends); or (2) a back-end penalty fee or “load” which is typically deducted from a shareholder’s account if a shareholder redeems within five years of the original investment. These fees reduce a shareholder’s return. The Blue Chip Fund and the First American Treasury Obligations Fund are No-Load as they do not have these extra charges.

We appreciate your continued confidence in the Reynolds Blue Chip Growth Fund and would like to welcome our new shareholders. We look forward to strong results in the future.

Sincerely,

Frederick L. Reynolds
President

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Reynolds Blue Chip Growth Fund unless accompanied or preceded by the Fund’s current prospectus.

Investors in the Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

Market Risk – The prices of the stocks in which the Fund invests may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged.

Growth Investing Risk – The investment adviser may be wrong in its assessment of a company’s potential for growth and the growth stocks the Fund holds may not grow as the investment adviser anticipates. Finally, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

Smaller and Medium Capitalization Companies Risk – The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Foreign Securities Risk – The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and different accounting methods.

Additional risks associated with investing in the Fund are as follows: Technology Companies Risk, Consumer Discretionary Companies Risk, and Portfolio Turnover Risk. For details regarding these risks, please refer to the Fund’s Prospectus or Summary Prospectus dated January 31, 2019.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-800-773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at www.reynoldsfunds.com and on the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Distributed by Rafferty Capital Markets, LLC

Reynolds Blue Chip Growth Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited)

The Reynolds Blue Chip Growth Fund (the “Fund” or “Blue Chip Fund”) underperformed the Standard & Poor’s 500 Index (S&P 500® Index), the Fund’s benchmark, during the twelve months ended September 30, 2019 (the Fund’s fiscal year). This was partially due to the fact that the Blue Chip Fund substantially outperformed the S&P 500® Index during the twelve months ended September 30, 2018. Some of the Fund’s long-term investments, for example Amazon, that substantially outperformed the S&P 500® Index during the twelve months ended September 30, 2018 underperformed the S&P 500® Index in the twelve months ended September 30, 2019, while their short-term and long-term fundamentals remained very positive.

Some of the Blue Chip Fund’s strongest industry performers during the twelve months ended September 30, 2019 were: (1) Food & Staples Retailing; (2) Household Durables; (3) Household Products; (4) Software; (5) Specialty Retail; and (6) Technology Hardware, Storage & Peripherals. Some of the individual stocks held in the Fund that outperformed the S&P 500® Index during this period were: (1) Apple, (2) Costco, (3) Dollar General, (4) Facebook, (5) Home Depot, (6) McDonald’s, (7) Microsoft, (7) Nike, (8) Procter & Gamble, (9) Starbucks, and (10) Visa.

Some industries that were held in the Blue Chip Fund that underperformed the S&P 500® Index during the twelve months ended September 30, 2019 were: (1) Air Freight & Logistics; (2) Automobiles; (3) Banks; (4) Capital Markets; (5) Health Care Providers & Services; (6) Internet & Direct Marketing Retail; (7) Machinery; and (8) Pharmaceuticals.  Some of the Fund’s investments that underperformed the S&P 500® Index during this period were: (1) Amazon, (2) Caterpillar, (3) Citigroup, (4) FedEx, (5) Goldman Sachs, (6) Johnson & Johnson; (7) Netflix, (8) Nvidia, and (9) Tesla.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
REYNOLDS BLUE CHIP GROWTH FUND AND S&P 500® INDEX(1)

AVERAGE ANNUAL TOTAL RETURN
	1-YEAR	5-YEAR	10-YEAR
Reynolds Blue Chip Growth Fund	-8.58%	6.42%	10.08%
S&P 500® Index	4.25%	10.84%	13.24%

Past performance does not predict future performance.  The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)
The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Reynolds Blue Chip Growth Fund
EXPENSE EXAMPLE
(Unaudited)

As a shareholder of Reynolds Blue Chip Growth Fund (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other fund expenses. The expense example is intended to help a shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period
	9/30/19	4/1/19	9/30/19	4/1/19-9/30/19(1)
Actual Expenses(2)	2.00%	$1,000.00	$ 993.80	$10.00
Hypothetical Example for Comparison Purposes
(5% return before expenses)	2.00%	$1,000.00	$1,015.07	$10.10

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns of -0.62% for the six month-period ended September 30, 2019.

Reynolds Blue Chip Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

ASSETS:
Investments in securities, at value (cost $44,353,469)	$58,496,784
Receivable from investments sold	4,357,424
Receivable from shareholders for purchases	1,128
Dividends and interest receivable	27,931
Prepaid expenses	45,795
Total assets	62,929,062
LIABILITIES:
Payable for investments purchased	4,590,352
Payable to shareholders for redemptions	24,718
Payable to adviser for management fees, net	36,519
Payable for distribution and service fees	10,363
Other liabilities	87,170
Total liabilities	4,749,122
NET ASSETS	$58,179,940
NET ASSETS CONSIST OF:
Capital Stock, $0.01 par value; 40,000,000 shares authorized; 1,130,118 shares outstanding	$43,954,450
Distributable earnings	14,225,490
Net assets	$58,179,940
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($58,179,940 ÷ 1,130,118 shares outstanding)	$51.48

SCHEDULE OF INVESTMENTS
September 30, 2019

	Shares	Value
COMMON STOCKS — 93.7%
Aerospace & Defense — 0.9%
Arconic, Inc.	700	$18,200
The Boeing Company	500	190,235
General Dynamics Corp.	400	73,092
Raytheon Company	300	58,857
United Technologies Corp.	1,400	191,128
		531,512
Air Freight & Logistics — 0.3%
C.H. Robinson Worldwide, Inc.	300	25,434
Expeditors International of Washington, Inc.	800	59,432
FedEx Corp.	300	43,671
United Parcel Service, Inc., Class B	300	35,946
		164,483
Airlines — 1.6%
Alaska Air Group, Inc.	1,400	90,874
Allegiant Travel Company	200	29,932
American Airlines Group, Inc.	4,400	118,668
Delta Air Lines, Inc.	7,900	455,040
Southwest Airlines Company	3,300	178,233
United Airlines Holdings, Inc. (n)	900	79,569
		952,316
Auto Components — 0.1%
BorgWarner, Inc.	1,200	44,016

Automobiles — 0.8%
Tesla, Inc. (n)	2,000	481,740

Banks — 1.2%
Bank of America Corp.	2,600	75,842
Bank of Hawaii Corp.	100	8,593
BB&T Corp.	900	48,033
Citigroup, Inc.	700	48,356

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2019

	Shares	Value
COMMON STOCKS — 93.7% (Continued)
Banks — 1.2% (Continued)
JPMorgan Chase & Company	1,000	$117,690
People’s United Financial, Inc.	1,500	23,453
The PNC Financial Services Group, Inc.	700	98,112
Signature Bank	200	23,844
SunTrust Banks, Inc.	600	41,280
SVB Financial Group (n)	400	83,580
U.S. Bancorp	600	33,204
Wells Fargo & Company	2,200	110,968
		712,955
Beverages — 0.9%
Constellation Brands, Inc., Class A	200	41,456
Keurig Dr Pepper, Inc.	1,500	40,980
Monster Beverage Corp. (n)	800	46,448
PepsiCo, Inc.	2,700	370,170
		499,054
Biotechnology — 1.0%
AbbVie, Inc.	2,000	151,440
Amgen, Inc.	200	38,702
BeiGene Ltd. — ADR (n)	100	12,246
Biogen, Inc. (n)	500	116,410
Bluebird Bio, Inc. (n)	100	9,182
China Biologic Products Holdings, Inc. (n)	300	34,341
Incyte Corp. (n)	700	51,961
Madrigal Pharmaceuticals, Inc. (n)	500	43,110
The Medicines Company (n)	1,400	70,000
Regeneron Pharmaceuticals, Inc. (n)	200	55,480
United Therapeutics Corp. (n)	200	15,950
		598,822
Building Products — 0.1%
Johnson Controls International PLC	600	26,334
Owens Corning	400	25,280
		51,614
Capital Markets — 2.2%
Ameriprise Financial, Inc.	300	44,130
The Blackstone Group, Inc., Class A	2,700	131,868
The Carlyle Group LP	2,300	58,788
The Charles Schwab Corp.	3,800	158,954
E*TRADE Financial Corp.	1,000	43,690
The Goldman Sachs Group, Inc.	1,600	331,568
Interactive Brokers Group, Inc., Class A	900	48,402
SEI Investments Company	1,500	88,882
State Street Corp.	700	41,433
T. Rowe Price Group, Inc.	1,500	171,375
TD Ameritrade Holding Corp.	2,900	135,430
		1,254,520
Chemicals — 0.7%
Celanese Corp.	400	48,916
Dow, Inc.	2,800	133,420
Eastman Chemical Company	900	66,447
Ecolab, Inc.	200	39,608
International Flavors & Fragrances, Inc.	300	36,807
LyondellBasell Industries N.V., Class A	400	35,788
The Scotts Miracle-Gro Company	700	71,274
		432,260
Commercial Services & Supplies — 1.1%
Cintas Corp.	400	107,240
Copart, Inc. (n)	4,900	393,617
Stericycle, Inc. (n)	700	35,651
Waste Connections, Inc.	1,000	92,000
		628,508
Communications Equipment — 1.7%
Arista Networks, Inc. (n)	200	47,784
Cisco Systems, Inc.	1,700	83,997
F5 Networks, Inc. (n)	1,700	238,714
Juniper Networks, Inc.	1,600	39,600
Motorola Solutions, Inc.	200	34,082
Ubiquiti, Inc.	4,300	508,518
ViaSat, Inc. (n)	500	37,660
		990,355
Construction & Engineering — 0.1%
Jacobs Engineering Group, Inc.	400	36,600

Construction Materials — 0.1%
Vulcan Materials Company	300	45,372

Consumer Finance — 0.1%
American Express Company	400	47,312

Containers & Packaging — 0.1%
Avery Dennison Corp.	200	22,714
International Paper Company	300	12,546
		35,260
Distributors — 0.1%
Genuine Parts Company	400	39,836

Diversified Consumer Services — 0.2%
WW International, Inc. (n)	3,400	128,588

Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc., Class B (n)	1,700	353,634

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2019

	Shares	Value
COMMON STOCKS — 93.7% (Continued)
Diversified Telecommunication
Services — 0.1%
Verizon Communications, Inc.	800	$48,288

Electrical Equipment — 0.3%
Acuity Brands, Inc.	400	53,916
AMETEK, Inc.	500	45,910
Emerson Electric Company	700	46,802
Rockwell Automation, Inc.	300	49,440
		196,068
Electronic Equipment,
Instruments & Components — 0.6%
Cognex Corp.	500	24,565
Coherent, Inc. (n)	300	46,116
IPG Photonics Corp. (n)	200	27,120
Keysight Technologies, Inc. (n)	900	87,525
Rogers Corp. (n)	400	54,684
TE Connectivity Ltd.	900	83,862
Tech Data Corp. (n)	200	20,848
		344,720
Energy Equipment & Services — 0.0%
Schlumberger Ltd.	600	20,502

Entertainment — 1.9%
Activision Blizzard, Inc.	1,700	89,964
iQIYI, Inc. — ADR (n)	500	8,065
Live Nation Entertainment, Inc. (n)	600	39,804
NetEase, Inc. — ADR	300	79,854
Netflix, Inc. (n)	1,300	347,906
Spotify Technology S.A. (n)	600	68,400
Take-Two Interactive Software, Inc. (n)	300	37,602
The Walt Disney Company	3,300	430,056
Zynga, Inc., Class A (n)	4,200	24,444
		1,126,095
Equity Real Estate Investment Trusts — 1.6%
Boston Properties, Inc.	700	90,762
Digital Realty Trust, Inc.	1,600	207,696
STORE Capital Corp.	14,000	523,740
Ventas, Inc.	1,400	102,242
		924,440
Food & Staples Retailing — 5.2%
BJ’s Wholesale Club Holdings, Inc. (n)	500	12,935
Costco Wholesale Corp.	8,000	2,304,880
PriceSmart, Inc.	200	14,220
Walgreens Boots Alliance, Inc.	2,000	110,620
Walmart, Inc.	5,000	593,400
		3,036,055
Food Products — 0.2%
General Mills, Inc.	800	44,096
The Hain Celestial Group, Inc. (n)	1,400	30,065
Mondelez International, Inc., Class A	600	33,192
		107,353
Health Care Equipment & Supplies — 2.4%
Abbott Laboratories	1,400	117,138
Baxter International, Inc.	1,900	166,193
Becton, Dickinson and Company	600	151,776
Danaher Corp.	600	86,658
Edwards Lifesciences Corp. (n)	1,700	373,847
IDEXX Laboratories, Inc. (n)	200	54,386
Intuitive Surgical, Inc. (n)	400	215,972
Medtronic PLC	100	10,862
ResMed, Inc.	400	54,044
STERIS PLC	300	43,347
Stryker Corp.	300	64,890
Varian Medical Systems, Inc. (n)	400	47,636
		1,386,749
Health Care Providers & Services — 0.7%
AmerisourceBergen Corp.	400	32,932
Centene Corp. (n)	1,946	84,184
Cigna Corp.	443	67,243
CVS Health Corp.	967	60,989
Encompass Health Corp.	600	37,968
HCA Healthcare, Inc.	400	48,168
Henry Schein, Inc. (n)	700	44,450
Universal Health Services, Inc., Class B	300	44,625
		420,559
Health Care Technology — 0.1%
Cerner Corp.	700	47,719

Hotels, Restaurants & Leisure — 3.6%
Chipotle Mexican Grill, Inc. (n)	400	336,188
Darden Restaurants, Inc.	1,200	141,864
Dine Brands Global, Inc.	500	37,930
Hilton Worldwide Holdings, Inc.	300	27,933
Hyatt Hotels Corp., Class A	400	29,468
Jack in the Box, Inc.	400	36,448
Las Vegas Sands Corp.	1,100	63,536
Marriott International, Inc., Class A	4,580	569,615
McDonald’s Corp.	500	107,355

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2019

	Shares	Value
COMMON STOCKS — 93.7% (Continued)
Hotels, Restaurants &
Leisure — 3.6% (Continued)
MGM Resorts International	1,200	$33,264
Papa John’s International, Inc.	400	20,940
Restaurant Brands International, Inc.	700	49,798
Shake Shack, Inc., Class A (n)	1,100	107,844
Starbucks Corp.	5,200	459,784
Wynn Resorts Ltd.	200	21,744
Yum! Brands, Inc.	300	34,029
		2,077,740
Household Durables — 1.0%
DR Horton, Inc.	1,400	73,794
KB Home	1,200	40,800
Lennar Corp., Class A	1,600	89,360
Newell Brands, Inc.	1,400	26,208
PulteGroup, Inc.	3,400	124,270
Roku, Inc. (n)	700	71,232
Sony Corp. — ADR	2,200	130,086
Toll Brothers, Inc.	800	32,840
		588,590
Household Products — 0.8%
Church & Dwight Company, Inc.	500	37,620
The Clorox Company	300	45,561
Colgate-Palmolive Company	700	51,457
Kimberly-Clark Corp.	900	127,845
The Procter & Gamble Company	1,600	199,008
		461,491
Industrial Conglomerates — 0.2%
3M Company	300	49,320
Honeywell International, Inc.	300	50,760
		100,080
Insurance — 0.7%
American International Group, Inc.	700	38,990
Chubb Ltd.	200	32,288
Cincinnati Financial Corp.	500	58,335
MetLife, Inc.	900	42,444
Prudential Financial, Inc.	200	17,990
The Travelers Companies, Inc.	700	104,083
Willis Towers Watson PLC	600	115,782
		409,912
Interactive Media & Services — 8.2%
Alphabet, Inc., Class A (n)	1,500	1,831,710
Alphabet, Inc., Class C (n)	1,650	2,011,350
Baidu, Inc. — ADR (n)	3,500	359,660
Facebook, Inc., Class A (n)	700	124,656
IAC/InterActiveCorp (n)	200	43,594
Match Group, Inc.	1,100	78,584
TripAdvisor, Inc. (n)	1,700	65,756
Twitter, Inc. (n)	4,000	164,800
Weibo Corp. — ADR (n)	800	35,800
YY, Inc. — ADR (n)	700	39,361
Zillow Group, Inc., Class C (n)	1,000	29,820
		4,785,091
Internet & Direct Marketing Retail — 15.2%
Alibaba Group Holding Ltd. — ADR (n)	8,900	1,488,347
Amazon.com, Inc. (n)	3,700	6,422,867
Booking Holdings, Inc. (n)	200	392,522
Ctrip.com International Ltd. — ADR (n)	900	26,361
Etsy, Inc. (n)	800	45,200
Expedia Group, Inc.	3,005	403,902
Pinduoduo, Inc. — ADR (n)	1,100	35,442
Revolve Group, Inc. (n)	1,400	32,718
Wayfair, Inc., Class A (n)	200	22,424
		8,869,783
IT Services — 6.6%
Accenture PLC, Class A	300	57,705
Akamai Technologies, Inc. (n)	800	73,104
Alliance Data Systems Corp.	300	38,439
Automatic Data Processing, Inc.	500	80,710
Cognizant Technology Solutions Corp., Class A	1,900	114,503
DXC Technology Company	900	26,550
EPAM Systems, Inc. (n)	800	145,856
Euronet Worldwide, Inc. (n)	400	58,520
Fidelity National Information Services, Inc.	2,693	357,523
Fiserv, Inc. (n)	2,709	280,625
Gartner, Inc. (n)	300	42,897
Global Payments, Inc.	567	90,153
International Business Machines Corp.	700	101,794
Jack Henry & Associates, Inc.	600	87,582
Mastercard, Inc., Class A	2,400	651,768
Paychex, Inc.	5,700	471,789
PayPal Holdings, Inc. (n)	1,100	113,949
Perspecta, Inc.	450	11,754
Shopify, Inc., Class A (n)	500	155,830
Square, Inc., Class A (n)	3,000	185,850
Twilio, Inc., Class A (n)	300	32,988

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2019

	Shares	Value
COMMON STOCKS — 93.7% (Continued)
IT Services — 6.6% (Continued)
Visa, Inc., Class A	3,900	$670,839
		3,850,728
Leisure Products — 0.1%
Hasbro, Inc.	500	59,345
YETI Holdings, Inc. (n)	300	8,400
		67,745
Life Sciences Tools & Services — 0.4%
Illumina, Inc. (n)	400	121,688
Thermo Fisher Scientific, Inc.	400	116,508
		238,196
Machinery — 1.0%
Caterpillar, Inc.	900	113,679
Deere & Company	600	101,208
Illinois Tool Works, Inc.	200	31,298
Ingersoll-Rand PLC	400	49,284
The Middleby Corp. (n)	500	58,450
Nordson Corp.	200	29,252
Snap-on, Inc.	600	93,924
The Toro Company	1,800	131,940
		609,035
Media — 0.5%
Comcast Corp., Class A	1,700	76,636
Discovery, Inc., Class A (n)	2,600	69,238
DISH Network Corp., Class A (n)	1,300	44,291
Sirius XM Holdings, Inc.	18,000	112,590
		302,755
Metals & Mining — 0.1%
Royal Gold, Inc.	300	36,963

Multiline Retail — 1.8%
Dollar General Corp.	1,500	238,410
Dollar Tree, Inc. (n)	3,200	365,312
Nordstrom, Inc.	2,300	77,441
Target Corp.	3,500	374,185
		1,055,348
Oil, Gas & Consumable Fuels — 0.2%
Apache Corp.	1,600	40,960
Marathon Petroleum Corp.	1,200	72,900
Occidental Petroleum Corp.	600	26,682
		140,542
Personal Products — 0.1%
Unilever N.V.	1,200	72,036

Pharmaceuticals — 0.9%
Bristol-Myers Squibb Company	2,500	126,775
Eli Lilly and Company	400	44,732
GlaxoSmithKline PLC — ADR	1,100	46,948
Johnson & Johnson	300	38,814
Merck & Company, Inc.	1,800	151,524
Novartis AG — ADR	600	52,140
Pfizer, Inc.	1,200	43,116
		504,049
Professional Services — 0.7%
Verisk Analytics, Inc.	2,600	411,164

Road & Rail — 0.8%
CSX Corp.	1,400	96,978
Landstar System, Inc.	1,200	135,096
Norfolk Southern Corp.	300	53,898
Old Dominion Freight Line, Inc.	200	33,994
Union Pacific Corp.	800	129,584
		449,550
Semiconductors & Semiconductor
Equipment — 3.9%
Analog Devices, Inc.	400	44,692
ASML Holding N.V.	200	49,684
First Solar, Inc. (n)	500	29,005
Intel Corp.	1,700	87,601
Lam Research Corp.	700	161,777
Lattice Semiconductor Corp. (n)	3,200	58,512
Marvell Technology Group Ltd.	4,500	112,365
Maxim Integrated Products, Inc.	1,400	81,074
Mellanox Technologies Ltd. (n)	800	87,672
Micron Technology, Inc. (n)	1,900	81,415
Monolithic Power Systems, Inc.	600	93,378
NVIDIA Corp.	2,700	469,989
NXP Semiconductors N.V.	2,000	218,240
QUALCOMM, Inc.	2,000	152,560
Skyworks Solutions, Inc.	500	39,625
Taiwan Semiconductor Manufacturing
Company Ltd. — ADR	1,000	46,480
Teradyne, Inc.	1,500	86,865
Texas Instruments, Inc.	2,700	348,948
		2,249,882
Software — 8.4%
Adobe, Inc. (n)	800	221,000
ANSYS, Inc. (n)	100	22,136
Aspen Technology, Inc. (n)	600	73,848
Atlassian Corp. PLC, Class A (n)	300	37,632

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2019

	Shares	Value
COMMON STOCKS — 93.7% (Continued)
Software — 8.4% (Continued)
Autodesk, Inc. (n)	300	$44,310
Cadence Design Systems, Inc. (n)	600	39,648
Check Point Software Technologies Ltd. (n)	1,300	142,350
Citrix Systems, Inc.	400	38,608
Coupa Software, Inc. (n)	500	64,785
CyberArk Software Ltd. (n)	600	59,892
DocuSign, Inc. (n)	1,500	92,880
Fortinet, Inc. (n)	2,100	161,196
Intuit, Inc.	1,100	292,534
Microsoft Corp.	6,000	834,180
Nice Ltd. — ADR (n)	300	43,140
Nutanix, Inc. — Class A (n)	1,000	26,250
Oracle Corp.	1,800	99,054
Paycom Software, Inc. (n)	200	41,898
Salesforce.com, Inc. (n)	9,800	1,454,712
ServiceNow, Inc. (n)	400	101,540
SS&C Technologies Holdings, Inc.	800	41,256
Synopsys, Inc. (n)	400	54,900
The Trade Desk, Inc., Class A (n)	500	93,775
VMware, Inc., Class A (n)	5,000	750,300
Workday, Inc., Class A (n)	300	50,988
		4,882,812
Specialty Retail — 5.6%
Advance Auto Parts, Inc.	300	49,620
AutoNation, Inc. (n)	500	25,350
AutoZone, Inc. (n)	250	271,155
Best Buy Company, Inc.	2,200	151,778
CarMax, Inc. (n)	500	44,000
Dick’s Sporting Goods, Inc.	900	36,729
Five Below, Inc. (n)	300	37,830
The Home Depot, Inc.	3,700	858,474
Lowe’s Companies, Inc.	5,200	571,792
The Michaels Companies, Inc. (n)	3,000	29,370
RH (n)	200	34,166
Ross Stores, Inc.	6,000	659,100
Signet Jewelers Ltd.	1,800	30,168
The TJX Companies, Inc.	5,100	284,274
Tiffany & Company	200	18,526
Tractor Supply Company	800	72,352
Ulta Beauty, Inc. (n)	300	75,195
		3,249,879
Technology Hardware, Storage
& Peripherals — 4.7%
Apple, Inc.	11,700	2,620,449
Seagate Technology PLC	900	48,411
Western Digital Corp.	1,200	71,568
		2,740,428
Textiles, Apparel & Luxury Goods — 0.8%
Deckers Outdoor Corp. (n)	300	44,208
Lululemon Athletica, Inc. (n)	600	115,518
NIKE, Inc., Class B	2,000	187,840
Ralph Lauren Corp.	300	28,641
Tapestry, Inc.	2,900	75,545
VF Corp.	500	44,495
		496,247
Trading Companies & Distributors — 0.4%
Fastenal Company	6,700	218,889
TOTAL COMMON STOCKS
(cost $40,412,925)		54,556,240

MONEY MARKET FUND — 6.8%
First American Government Obligations
Fund, Class X Shares, 1.87% (y)	3,940,544	3,940,544
TOTAL MONEY MARKET FUND
(cost $3,940,544)		3,940,544
TOTAL INVESTMENTS — 100.5%
(cost $44,353,469)		58,496,784
Other assets and liabilities, net — (0.5)%		(316,844)
TOTAL NET ASSETS — 100.0%		$58,179,940

Percentages for the various classifications are based on net assets.
(n) – Non-income producing security.
(y) – Rate shown is the 7-day effective yield as of September 30, 2019.
ADR – American Depositary Receipt

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2019

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $924)	$464,302
Interest	77,503
Total investment income	541,805
EXPENSES:
Management fees (See Note 2)	643,755
Transfer agent fees and expenses	92,696
Distribution and service fees	90,860
Administration fees and expenses	75,531
Custodian fees and expenses	67,490
Insurance expense	58,546
Professional fees and expenses	56,686
Accounting fees and expenses	50,425
Shareholder servicing fees	46,598
Registration fees	29,409
Board of Directors fees	28,000
Chief Compliance Officer fees	25,500
Printing and postage expenses	14,950
Other expenses	19,633
Total expenses	1,300,079
Less expenses reimbursed by the investment adviser (See Note 2)	(12,569)
Net expenses	1,287,510
NET INVESTMENT LOSS	(745,705)
NET REALIZED GAIN ON INVESTMENTS	2,519,333
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS	(8,873,882)
NET LOSS ON INVESTMENTS	(6,354,549)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,100,254)

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2019 and 2018

	2019	2018
OPERATIONS:
Net investment loss	$(745,705)	$(1,004,911)
Net realized gain on investments	2,519,333	12,873,152
Net change in unrealized appreciation/depreciation on investments	(8,873,882)	6,803,634
Net increase (decrease) in net assets resulting from operations	(7,100,254)	18,671,875
DISTRIBUTIONS TO SHAREHOLDERS	(10,525,703)	(5,374,980)
FUND SHARE ACTIVITIES:
Proceeds from shares issued (26,945 and 61,094 shares, respectively)	1,480,746	3,747,615
Net asset value of shares issued in distributions reinvested (231,149 and 92,258 shares, respectively)	10,193,707	5,236,557
Cost of shares redeemed (286,693 and 206,881 shares, respectively)	(15,062,624)	(12,581,269)
Net decrease in net assets derived from Fund share activities	(3,388,171)	(3,597,097)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,014,128)	9,699,798
NET ASSETS AT THE BEGINNING OF THE YEAR	79,194,068	69,494,270
NET ASSETS AT THE END OF THE YEAR	$58,179,940	$79,194,068

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout the year)

	Year Ended September 30,
	2019	2018	2017	2016	2015
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$68.35	$57.33	$53.65	$56.84	$75.86
Income from investment operations:
Net investment loss(1)	(0.61)	(0.84)	(0.46)	(0.49)	(0.49)
Net realized and unrealized gains (losses) on investments	(6.83)	16.46	8.57	0.94	0.40
Total from investment operations	(7.44)	15.62	8.11	0.45	(0.09)
Less distributions:
Distributions from net capital gains	(9.43)	(4.60)	(4.43)	(3.64)	(18.93)
Net asset value, end of year	$51.48	$68.35	$57.33	$53.65	$56.84
TOTAL RETURN	-8.58%	28.88%	16.44%	0.48%	-1.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$58,180	$79,194	$69,494	$80,461	$114,340
Ratio of expenses to average net assets, net of reimbursement	2.00%	1.96%	1.97%	1.86%	1.71%
Ratio of expenses to average net assets, before reimbursement	2.02%	1.96%	1.97%	1.86%	1.71%
Ratio of net investment loss to average net assets	(1.16%)	(1.36%)	(0.87%)	(0.90%)	(0.77%)
Portfolio turnover rate	464%	476%	343%	491%	272%

(1)	Amount calculated based on average shares outstanding through the year.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2019

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the Reynolds Funds, Inc. (the “Company”), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. The Company consists of one fund: the Reynolds Blue Chip Growth Fund (the “Fund”). The Company was incorporated under the laws of Maryland on April 28, 1988.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The investment objective of the Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly referred to as “blue chip” companies, as defined in the prospectus.

(a) The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all pricing procedures followed by the Fund.

Each security, excluding short-term investments and closed-end funds, is valued at the last sale price reported by the principal security exchange on which the issue is traded (other than The Nasdaq OMX Group, Inc., referred to as “Nasdaq”), or if no sale is reported, the latest bid price. Securities which are traded on Nasdaq (including closed-end funds) under one of its three listing tiers, Nasdaq Global Market, Nasdaq Global Select Market and Nasdaq Capital Market, are valued at

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

(1)	Summary of Significant Accounting Policies — (Continued)

the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer. Money market funds are valued at their net asset value per share. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

Under accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1—	Valuations based on unadjusted quoted prices in active markets for identical assets that the Fund has the ability to access.

Level 2—	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of September 30, 2019, based on the inputs used to value them:

Valuation Inputs		Investments in Securities
Level 1—	Common Stocks*	$54,556,240
	Money Market Fund	3,940,544
	Total Level 1	58,496,784
Level 2—	None	—
Level 3—	None	—
Total		$58,496,784

* Please refer to the Schedule of Investments to view common stocks segregated by industry type.

(b)  Investment transactions are accounted for on a trade date basis for financial reporting purposes. Net realized gains and losses on sales of securities are computed on the highest amortized cost basis.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

(1)	Summary of Significant Accounting Policies — (Continued)

(c)  The Fund records dividend income on the ex-dividend date and interest income on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

(d)  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The primary reason for this adjustment is because of equalization, net operating losses, and partnership expenses. For the year ended September 30, 2019, the following table shows the reclassifications made:

Capital Stock	Distributable Earnings
$357,501	$(357,501)

(e)  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)  No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

(g)  The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements as of and for the year ended September 30, 2019. Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2019, open Federal tax years include the tax years ended September 30, 2016 through 2019. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations. During the year ended September 30, 2019, the Fund did not incur any interest or penalties. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)  The Fund’s cash is held in accounts with balances which may exceed the amount of related federal insurance.  The Fund has not experienced any loss in such accounts and believes it is not exposed to significant credit risk.

(2)	Investment Advisory Agreement and Transactions With Related Parties —

The Fund has an advisory agreement with Reynolds Capital Management, LLC (“RCM”), to serve as investment adviser. The sole owner of RCM is Mr. Frederick L. Reynolds. Mr. Reynolds is also an officer and interested director of the Fund. Under the terms of the agreement, the Fund will pay RCM a monthly management fee at the annual rate of 1.00% of the daily net assets.

The agreement further stipulates that RCM will reimburse the Fund for all expenses exceeding 2.00% of its daily average net assets (excluding interest, taxes, brokerage commissions and extraordinary items). The Fund is not obligated to reimburse RCM for any expenses reimbursed in previous fiscal years. RCM reimbursed expenses of $12,569 for the year ended September 30, 2019.

The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year, and may be less than the maximum amount allowed by the Plan.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

(2)	Investment Advisory Agreement and Transactions With Related Parties — (Continued)

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

(3)	Distributions to Shareholders —

Net investment income and net realized gains, if any, for the Fund are distributed to shareholders at least annually and are recorded on the ex-dividend date. Please see Note 5 for more information.

(4)	Investment Transactions —

For the year ended September 30, 2019, purchases and proceeds of sales of investment securities (excluding short-term securities) were $278,412,541 and $293,907,610, respectively.  There were no purchases or sales of U.S. Government securities.

(5)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2019:

Tax cost of investments	$46,356,263
Gross tax unrealized appreciation	$14,504,336
Gross tax unrealized depreciation	(2,363,815)
Net unrealized appreciation	12,140,521
Distributable ordinary income	—
Distributable long-term capital gains	2,758,287
Other accumulated loss	(673,318)
Total distributable earnings	$14,225,490

The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the years ended September 30, 2019 and 2018:

Year Ended September 30, 2019		September 30, 2018
Ordinary Income	Long-Term Capital	Ordinary Income	Long-Term Capital
Distributions	Gains Distributions	Distributions	Gains Distributions
$4,352,259	$6,173,444	$1,755,353	$3,619,627

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2019.

As of September 30, 2019, the Fund had a late year loss of $673,318 and did not have a post-October capital loss or a capital loss carryforward.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

(6)	Subsequent Events —

Management has evaluated events and transactions after September 30, 2019 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Reynolds Blue Chip Growth Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
  Reynolds Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Reynolds Funds, Inc. comprising Reynolds Blue Chip Growth Fund (the “Fund”) as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2009.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
November 26, 2019

Reynolds Blue Chip Growth Fund
DIRECTORS AND OFFICERS
(Unaudited)

Number
	Position(s)	Term of		of Funds	Other
Name,	Held with	Office and		in Complex	Directorships
Year of Birth	the	Length of	Principal Occupation(s)	Overseen	Held by
and Address	Company	Service	During Past Five Years	by Director	Director

Independent Directors:
Thomas F. Gilbertson,	Director	Indefinite term	Mr. Gilbertson is a retired entrepreneur	1	None
1943		since March	that owned and operated
c/o Reynolds Capital		2015	restaurants in Naples, Florida.
Management, LLC
7652 Las Vegas
Boulevard S. #1
Las Vegas, NV 89123

Robert E. Stauder,	Director	Indefinite term	Mr. Stauder is retired. He was a principal of	1	None
1930		since 1988	Robinson Mills + Williams, an architectural
c/o Reynolds Capital			and interior design firm.
Management, LLC
7652 Las Vegas
Boulevard S. #1
Las Vegas, NV 89123

Interested Director:
Frederick L. Reynolds,*	Director	Indefinite term	Mr. Reynolds is President of the Adviser,	1	None
1942		since 1988	which commenced business in 1985.
c/o Reynolds Capital
Management, LLC	President	One-year term
7652 Las Vegas	and	since 1988
Boulevard S. #1	Treasurer
Las Vegas, NV 89123

Other Officer:
Chad Bitterman,	Chief	At the	Mr. Bitterman has been a Compliance Officer	N/A	N/A
1972	Compliance	discretion of	for Northern Lights Compliance Services, LLC
Northern Lights	Officer	the Board	since 2010.
Compliance Services, LLC		since 2016
17645 Wright Street
Omaha, NE 68130
__________
*
Mr. Reynolds is the only interested director of the Company as that term is defined in the Investment Company Act of 1940.  Mr. Reynolds is an interested director because of his ownership in the Adviser and because he is an officer of the Company.

Reynolds Blue Chip Growth Fund
PRIVACY POLICY
(Unaudited)

We collect the following nonpublic personal information about you:

• Information we receive from you on or in applications or other forms, correspondence or conversations.

• Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

HOUSEHOLDING
(Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-773-9665 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

QUALIFIED DIVIDEND INCOME/DIVIDEND RECEIVED DEDUCTION
(Unaudited)

The Fund designated 7.19% of dividends declared and paid during the year ended September 30, 2019 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

Corporate shareholders may be eligible for a dividend received deduction for certain ordinary income distributions paid by the Fund.  The Fund designated 7.17% of dividends declared and paid during the year ended September 30, 2019 from net investment income as qualifying for the dividends received deduction.  The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Fund was 100%.

(This Page Intentionally Left Blank.)

REYNOLDS BLUE CHIP GROWTH FUND
c/o U.S. BANK GLOBAL FUND SERVICES
615 East Michigan Street
Milwaukee, Wisconsin 53202
www.reynoldsfunds.com

Board of Directors
THOMAS F. GILBERTSON
FREDERICK L. REYNOLDS
ROBERT E. STAUDER

Investment Adviser
REYNOLDS CAPITAL MANAGEMENT, LLC
7652 Las Vegas Boulevard S. #1
Las Vegas, Nevada 89123

Transfer Agent,
Dividend Disbursing Agent,
Administrator and Accountant
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-773-9665
or 1-800-7REYNOLDS

Custodian
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
COHEN & COMPANY, LTD.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Distributor
RAFFERTY CAPITAL MARKETS, LLC
1010 Franklin Avenue
Garden City, New York 11530

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2019	FYE 9/30/2018
Audit Fees	$16,000	$15,500
Audit-Related Fees	0	0
Tax Fees	4,000	4,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2019	FYE 9/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2019	FYE 9/30/2018
Registrant	$0	$0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed December 6, 2018.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Reynolds Funds, Inc.

By (Signature and Title)      /s/Frederick L. Reynolds
Frederick L. Reynolds, President/Principal Executive Officer and
Treasurer/Principal Financial Officer

Date    December 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Frederick L. Reynolds
Frederick L. Reynolds, President/Principal Executive Officer and
Treasurer/Principal Financial Officer